Execution Version
FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT
THIS FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Agreement”), dated as of February 25, 2026 (the “Amendment Effective Date”), is entered into among TELEDYNE TECHNOLOGIES INCORPORATED, a Delaware corporation (the “Company”), the Designated Borrowers party hereto, the Subsidiary Guarantor, the Lenders (defined herein) and BANK OF AMERICA, N.A., as administrative agent (the “Administrative Agent”).
RECITALS
WHEREAS, the Company, the Designated Borrowers (together with the Company, the “Borrowers” and, each a “Borrower”), the Subsidiary Guarantor, the lenders from time to time party thereto (the “Lenders”) and Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer, have entered into that certain Second Amended and Restated Credit Agreement dated as of
June 10, 2024 (as amended, modified, extended, restated, replaced, or supplemented from time to time, the “Credit Agreement”);
WHEREAS, the Loan Parties have requested that the Administrative Agent and the Lenders amend the Credit Agreement in certain respects as set forth herein, subject to the terms and conditions contained herein;
WHEREAS, the Administrative Agent and the Lenders have agreed to amend the Credit Agreement in certain respects, on the terms and subject to the conditions set forth herein; and
NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1.     Defined Terms. Capitalized terms used herein but not otherwise defined herein shall have the meanings provided to such terms in the Credit Agreement, as amended by this Agreement.
2.    Amendments.
(a)    The definition of “SOFR Adjustment” in Section 1.01 of the Credit Agreement is hereby deleted.
(b)    The definition of “Term SOFR” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:
“Term SOFR” means:

    (a)    for any Interest Period with respect to a Term SOFR Loan, the rate per annum equal to the Term SOFR Screen Rate two (2) U.S. Government Securities Business Days prior to the commencement of such Interest Period with a term equivalent to such Interest Period; provided that if the rate is not published prior to 11:00 a.m. on such determination date then Term SOFR means the Term SOFR Screen Rate on the first U.S. Government Securities Business Day immediately prior thereto; and

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    (b)    for any interest calculation with respect to a Base Rate Loan on any date, the rate per annum equal to the Term SOFR Screen Rate two (2) U.S. Government Securities Business Days prior to such date with a term of one month commencing that day; provided, that, if the rate is not published prior to 11:00 a.m. on such determination date, then Term SOFR means the Term SOFR Screen Rate on the first U.S. Government Securities Business Day immediately prior thereto;
provided that if Term SOFR determined in accordance with either of the foregoing provisions (a) or (b) of this definition would otherwise be less than zero, Term SOFR shall be deemed zero for purposes of this Agreement.
(c)    Section 3.03(b) of the Credit Agreement is hereby amended to delete each reference to “plus the SOFR Adjustment”.
3.    Conflict with Loan Documents. In the event of any conflict between the terms of this Agreement and the terms of the Credit Agreement or the other Loan Documents, the terms hereof shall control.
4.    Conditions Precedent. This Agreement shall become effective upon receipt by the Administrative Agent of counterparts of this Agreement, properly executed by the Borrowers, the Subsidiary Guarantor, the Administrative Agent and each Lender.
5.    Payment of Expenses. The Borrowers agree to reimburse the Administrative Agent for all reasonable fees, charges and disbursements of the Administrative Agent in connection with the preparation, execution and delivery of this Agreement, including all reasonable fees, charges and disbursements of counsel to the Administrative Agent (paid directly to such counsel if requested by the Administrative Agent).
6.    Miscellaneous.
(a)The Loan Documents, and the obligations of the Loan Parties under the Loan Documents, are hereby ratified and confirmed and shall remain in full force and effect according to their terms. This Agreement is a Loan Document.
(b)Each Loan Party (i) acknowledges and consents to all of the terms and conditions of this Agreement, (ii) affirms all of its obligations under the Loan Documents and (iii) agrees that this Agreement and all documents executed in connection herewith do not operate to reduce or discharge its obligations under the Loan Documents.
(c)Each Loan Party represents and warrants that:
(i)    The execution, delivery and performance by such Person of this Agreement is within such Person’s organizational powers and has been duly authorized by all necessary organizational, partnership, member or other action, as applicable, as may be necessary or required.
(ii)    This Agreement has been duly executed and delivered by such Person, and constitutes a valid and binding obligation of such Person, enforceable against it in accordance with the terms hereof, except as may be limited by applicable bankruptcy,

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insolvency, reorganization, moratorium, or similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity.
(iii)    The execution and delivery by such Person of this Agreement and performance by such Person of this Agreement do not and will not (a) contravene the terms of its certificate or articles of incorporation or organization or other applicable constitutive documents, (b) conflict with or result in any breach or contravention of, or the creation of any lien under, or require any payment to be made under (x) any contractual obligation to which such Person is a party or affecting such Person or the properties of such Person or any subsidiary thereof or (y) any order, injunction, writ or decree of any governmental authority or any arbitral award to which such Person or any subsidiary thereof or its property is subject or (c) violate any Law; except in each case referred to in clause (b) to the extent it would not reasonably be expected to have a Material Adverse Effect.
(iv)    Before and after giving effect to this Agreement, (A) all representations and warranties of such Person set forth in the Loan Documents are true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality (after giving effect to such materiality qualification)) on and as of the Amendment Effective Date (except to the extent that such representations and warranties specifically refer to an earlier date, in which case they were true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality (after giving effect to such materiality qualification)) as of such earlier date), and (B) no Event of Default exists.
(d)Subject to Section 11.19 of the Credit Agreement, this Agreement may be in the form of an Electronic Record and may be executed using Electronic Signatures (including facsimile and .pdf) and shall be considered an original, and shall have the same legal effect, validity and enforceability as a paper record. This Agreement may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts are one and the same Agreement. The authorization under this Section 6(d) may include use or acceptance by the Administrative Agent and each Lender of a manually signed paper copy of this Agreement which has been converted into electronic form (such as scanned into .pdf format), or an electronically signed copy of this Agreement converted into another format, for transmission, delivery and/or retention.
(e)Any provision of this Agreement held to be illegal, invalid or unenforceable in any jurisdiction, shall, as to such jurisdiction, be ineffective to the extent of such illegality, invalidity or unenforceability without affecting the legality, validity or enforceability of the remaining provisions hereof and the illegality, invalidity or unenforceability of a particular provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
(f)The terms of the Credit Agreement with respect to governing law, submission to jurisdiction, waiver of venue and waiver of jury trial are incorporated herein by reference, mutatis mutandis, and the parties hereto agree to such terms.
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Each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date first above written.

COMPANY:	TELEDYNE TECHNOLOGIES INCORPORATED, a Delaware corporation

By: /s/ Stephen F. Blackwood Name: Stephen F. Blackwood Title: Executive Vice President and Chief Financial Officer

DESIGNATED BORROWERS:
TELEDYNE NETHERLANDS B.V.,
a Dutch company with limited liability having its official seat (statutaire zetel) in Amsterdam, the Netherlands, registered with the Dutch trade register under number 52020444

By: /s/ Luis Arrieta
Name: Luis Arrieta
Title: Authorized Person

TELEDYNE DIGITAL IMAGING, INC.,
an Ontario, Canada corporation

By: /s/ Stephen F. Blackwood
Name: Stephen F. Blackwood
Title: Executive Vice President

SUBSIDIARY GUARANTOR	TELEDYNE FLIR, LLC, a Delaware limited liability company By: /s/ Luis Arrieta Name: Luis Arrieta Title: Vice President and Treasurer

TELEDYNE TECHNOLOGIES INCORPORATED
FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

ADMINISTRATIVE AGENT:    BANK OF AMERICA, N.A.,
as Administrative Agent

By: /s/ Angela Larkin
Name: Angela Larkin
Title: Vice President

TELEDYNE TECHNOLOGIES INCORPORATED
FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

LENDERS:	BANK OF AMERICA, N.A., as a Lender, Swing Line Lender and L/C Issuer

By: /s/ Oscar D. Cortez Name: Oscar D. Cortez Title: Director

JPMORGAN CHASE BANK, N.A., as a Lender

By: /s/ Nick Nussbaum Name: Nick Nussbaum Title: Vice President

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By: /s/ Fabrice Centeno Name: Fabrice Centeno Title: Senior Vice President

TRUIST BANK, as a Lender

By: /s/ Alexander Harrison Name: Alexander Harrison Title: Director

TELEDYNE TECHNOLOGIES INCORPORATED
FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

BANK OF MONTREAL, as a Lender

By: /s/ Andrew Degrassi Name: Andrew Degrassi Title: Director

BANK OF MONTREAL, as a Lender

By: /s/ Alexandra Reszetnik Name: Alexandra Reszetnik Title: Vice President

MUFG BANK, LTD., as a Lender

By: /s/ Ryan Beck Name: Ryan Beck Title: Vice President

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By: /s/ Peyman Parhami Name: Peyman Parhami Title: Senior Vice President

HSBC BANK USA, NATIONAL ASSOCIATION, as a Lender

By: /s/ Matthew McLaurin Name: Matthew McLaurin Title: Director, Corporate and Institutional Banking

TELEDYNE TECHNOLOGIES INCORPORATED
FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

KEYBANK NATIONAL ASSOCIATION, as a Lender

By: /s/ Michael Pettigrew Name: Michael Pettigrew Title: Vice President

TELEDYNE TECHNOLOGIES INCORPORATED
FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

THE NORTHERN TRUST COMPANY, as a Lender

By: /s/ Jeffrey Leets Name: Jeffrey Leets Title: Vice President

TELEDYNE TECHNOLOGIES INCORPORATED
FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT